BRINKER CAPITAL DESTINATIONS TRUST

(the “Trust”)

SUPPLEMENT DATED JANUARY 31, 2024

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”), EACH DATED JULY 1, 2023

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

The Trust’s Board of Trustees recently approved an amendment to the Funds’ Expense Limitation Agreement, which will be implemented as of April 1, 2024 (the “Effective Date”) alongside certain other changes to the fees and expenses applicable to investing in the Funds. Orion Portfolio Solutions, LLC, the Funds’ investment adviser, has separately provided Fund shareholders with information about these upcoming changes, which are designed to both simplify and reduce investor expenses. In a future supplement to be filed on or before April 1, 2024, each Fund expects to restate its “Fund Fees and Expenses” and “Examples” tables to reflect these forthcoming changes.